Discontinued Operations	12 Months Ended
Dec. 31, 2017
Disclosure of discontinued operations [Abstract]
Discontinued Operations
Note 29 – Discontinued Operations

(a)	I.C. Power (Latin America businesses)

In December 2017, Inkia, a wholly-owned subsidiary of IC Power completed the sale of its Latin American and Caribbean businesses to ISQ, an infrastructure private equity firm.

The sale generated proceeds of approximately $1,332 million consisting of $1,110 million proceeds paid by ISQ plus retained unconsolidated cash at Inkia of $222 million. This reflects the base purchase price of $1,177 million after certain adjustments, including estimated working capital, debt and cash at closing. The purchase price is subject to adjustments, including a final adjustment based on actual working capital, debt and cash amounts as of the closing date.

As part of the transaction, ISQ have assumed Inkia’s $600 million of bonds, which were issued in November and December 2017.

At the date of closing, ISQ paid $935 million and entered into a four year $175 million deferred payment obligation accruing 8% interest payable in kind.

In addition, Kenon’s subsidiaries is entitled to receive certain payments from ISQ in connection with certain insurance and other claims held by companies within the Inkia’s businesses. Included in the financials for FY2017, is $12 million that has been recognized in discontinued operations.

Set forth below are the results attributable to the discontinued operations

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
	$ thousands
Revenue	1,777,232	1,517,391	962,677
Cost of sales and services (excluding depreciation and amortization)	(1,235,214)	(1,076,563)	(620,180)
Depreciation and amortization	(135,733)	(132,998)	(85,482)
Gross profit	406,285	307,830	257,015
Income before taxes on income	152,280	92,233	126,116
Taxes on income	(73,141)	(57,083)	(53,335)
Income after taxes on income	79,139	35,150	72,781
Gain on sale of discontinued operations	529,923	-	-
Tax on gain on sale of discontinued operations	(132,497)	-	-
Income from discontinued operations	476,565	35,150	72,781

Net cash flows provided by operating activities	319,637	176,515	229,757
Net cash flows provided by/(used in) investing activities	816,544	(300,833)	(637,994)
Net cash flows (used in)/provided by financing activities	(103,524)	25,308	163,714
Cash and cash equivalents provided by/(used in) discontinued operations	1,032,657	(99,010)	(244,523)

Property, plant and equipment	2,937,005
Goodwill and intangible assets	357,835
Investments in associated companies	9,155
Deferred taxes, net	25,450
Income tax receivable	112,457
Trade and other receivables	379,143
Inventories	91,718
Cash and cash equivalents	138,708
Trade and other liabilities	(2,753,476)
Net asset	1,297,995

Consideration received, satisfied in cash	934,573
Transaction costs	(3,280)
Cash and cash equivalents disposed off	(138,708)
Net cash inflow	792,585